Exhibit 99.1

PRESS RELEASE

VINFAST TO PUBLICLY LIST THROUGH BUSINESS COMBINATION

WITH BLACK SPADE ACQUISITION CO

May 12 2023 – VinFast Auto Pte. Ltd. (“VinFast” or “the Company”), and Black Spade Acquisition Co (NYSE: BSAQ) (“Black Spade”) announced today that they have entered into a business combination agreement. After the transaction, VinFast will have an equity value of over US$23 billion and be listed in the U.S.

The business combination values VinFast at an enterprise value of approximately US$27 billion and an equity value of US$23 billion, not including cash from BSAQ’s approximately US$169 million of cash in trust (assuming no Black Spade shareholders elect to have their Black Spade shares redeemed for cash as permitted).

The transaction is expected to close in the second half of 2023, subject to regulatory and shareholder approvals, and other customary closing conditions. After the transaction, existing shareholders of VinFast will hold approximately 99% shares of the combined company.

Madame Thuy Le, Global CEO of VinFast Auto Pte. Ltd., said: “VinFast has already demonstrated the ability to quickly reach international markets. The partnership with Black Spade and listing of VinFast in the U.S. represents the perfect capital raising avenue for our future global ambitions and is also an important accomplishment for Vingroup.”

Mr. Dennis Tam, Chairman and Co-CEO, Black Spade Acquisition Co, shared, “VinFast has demonstrated their execution excellence by building up a maximum production facility of up to 300,000 electric vehicles (EVs) a year and having a full range of beautifully designed high quality EVs, all within the span of a few years. With the support of Vingroup, one of the largest conglomerates in Vietnam, VinFast is very well positioned to take advantage of the EV lifestyle trend and we are very excited about the future potential growth of VinFast in Vietnam and globally.”

VinFast, a member of Vingroup, was founded in 2017 and envisioned to drive the movement of global smart electric vehicle revolution. VinFast manufacturers and exports a full portfolio of e-SUVs, e-scooters and e-buses across Vietnam, North America, and, soon, Europe. The Company operates a state-of-the-art automotive manufacturing complex in Hai Phong that boasts up to 90% manufacturing automation and annual production capacity (i.e. maximum number of vehicles that can be constantly manufactured in a year with additional shifts per day throughout the year) of up to 300,000 units in phase 1.

VinFast is committed to its mission of creating a sustainable future for everyone. The Company converted into a fully EV manufacturer in 2022, and has delivered four EV models: VF e34, VF 8, VF 9 and VF 5 to customers in Vietnam to date. VinFast recently crossed an important milestone on the journey to becoming a recognized global EV brand with the first VF 8 EVs exported to North America earlier this year.

Black Spade, listed on the NYSE, was founded by Black Spade Capital, which runs a global portfolio consisting of a wide spectrum of cross-border investments, and consistently seeks to add new investment projects and opportunities to its portfolio.

Additional information about the proposed transaction, including a copy of the business combination agreement, is available in Black Spade’s Current Report on Form 8-K, filed on May 12, 2023 with the Securities and Exchange Commission (“SEC”) at www.sec.gov, and will be available on the VinFast investor relations page at www.vinfastauto.com.

More information about the proposed transaction will also be described in VinFast registration statement that include BSAQ’s proxy statement and VinFast’s prospectus relation to the business combination, which will be filed with the SEC.

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About VinFast

VinFast – a member of Vingroup – is the leading Vietnamese automotive manufacturer, committed to its mission of creating a green future for everyone. VinFast manufacturers and exports a full portfolio of electric SUVs, e-scooters and e-buses across Vietnam, the United States, and, soon, Europe. Learn more at www.vinfastauto.com.

About Black Spade Acquisition Co

Black Spade Acquisition Co (“BSAQ”) is a blank check company incorporated for the purpose of effecting a business combination (Special Purpose Acquisition Company). Listed on the NYSE, BSAQ was founded by Black Spade Capital, which runs a global portfolio consisting of a wide spectrum of cross-border investments, and consistently seeks to add new investment projects and opportunities to its portfolio. Learn more at: https://www.blackspadeacquisition.com/.

Advisors

Chardan is serving as M&A advisor to VinFast and JonesTrading Instituional Services is serving as financial advisor to Black Spade.

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Forward-Looking Statements Legend

This document contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed transaction between VinFast Auto Ltd. (the “Company”) and Black Spade Acquisition Co (“Black Spade”), including statements regarding the benefits of the transaction, the anticipated benefits of the transaction, the Company or Black Spade’s expectations concerning the outlook for the Company’s business, productivity, plans and goals for product launches, deliveries and future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the Company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are their managements’ current predictions, projections and other statements about future events that are based on current expectations and assumptions available to the Company and Black Spade, and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed transaction may not be completed within the prescribed time frame, which may adversely affect the price of Black Spade’s securities, (ii) the risk that investors of the Company may not receive the same benefits as an investor in an underwritten public offering, (iii) the risk that the Black Spade securities may experience a material price decline after the proposed transaction, (iv) the adverse impact of any shareholder litigation and regulatory inquiries and investigations on the Company’s business, (v) a reduction of trust account proceeds and the per share redemption amount received by shareholders as a result of third-party claims, (vi) the risk that the transaction may not be completed by Black Spade’s business combination deadline and an extension period, (vii) the risk that distributions from trust account may be subject to claw back if Black Spade is deemed to be insolvent, (viii) the ability of the Company to get approval for listing of its ordinary shares and warrants and comply with the continued listing standards of the Nasdaq, (ix) the failure to satisfy the conditions to the consummation of the transaction, certain of which are outside of Black Spade or the Company’s control, (x) the ability of the Company to achieve profitability, positive cash flows from operating activities and a net working capital surplus, (xi) the ability of the Company to fund its capital requirements through additional debt and equity financing under commercially reasonable terms and the risk of shareholding dilution as a result of additional capital raising, if applicable, (xii) risks associated with being a new entrant in the EV industry, (xiii) the risks that the Company’s brand, reputation, public credibility and consumer confidence in its business being harmed by negative publicity, (xiv) the Company’s ability to successfully introduce and market new products and services, (xv) competition in the automotive industry, (xvi) the Company’s ability to adequately control the costs associated with its operations, (xvii) the ability of the Company to obtain components and raw materials according to schedule at acceptable prices, quality and volumes acceptable from its suppliers, (xviii) the Company’s ability to maintain relationships with existing suppliers who are critical and necessary to the output and production of its vehicles and to create relationships with new suppliers, (xix) the Company’s ability to establish manufacturing facilities outside of Vietnam and expand capacity within Vietnam timely and within budget, (xx) the risk that the Company’s actual vehicle sales and revenue could differ materially from expected levels based on the number of reservations received, (xxi) the demand for, and consumers’ willingness to adopt EVs, (xxii) the availability and accessibility of EV charging stations or related infrastructure, (xxiii) the unavailability, reduction or elimination of government and economic incentives or government policies which are favorable for EV manufacturers and buyers, (xxiv) failure to maintain an effective system of internal control over financial reporting and to accurately and timely report the Company’s financial condition, results of operations or cash flows, (xxv) battery packs failures in the Company or its competitor’s EVs, (xxvi) failure of the Company’s business partners to deliver their services, (xxvii) errors, bugs, vulnerabilities, design defects or other issues related to technology used or involved in the Company’s EVs or operations, (xxviii) the risk that the Company’s research and development efforts may not yield expected results, (xxix) risks associated with autonomous driving technologies, (xxx) product recalls that the Company may be required to make, (xxxi) the ability of the Company’s controlling shareholder to control and exert significant influence on the Company, (xxxii) the Company’s reliance on financial and other support from Vingroup and its affiliates and the close association between the Company and Vingroup and its affiliates and (xxxiii) conflicts of interests with or any events impacting the reputations of Vingroup affiliates or unfavorable market conditions or adverse business operation of Vingroup and Vingroup affiliates. The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form F-4 to be filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”), Black Spade’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 10, 2023, and other documents filed by the Company and/or Black Spade from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. The Company and Black Spade assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor Black Spade gives any assurance that either the Company or Black Spade will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Company or Black Spade or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This document relates to a proposed transaction between the Company and Black Spade. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Company intends to file a registration statement on Form F-4 that will include a proxy statement of Black Spade and a prospectus of the Company with the SEC. After the registration statement is declared effective, the definitive proxy statement/prospectus will be sent to all Black Spade shareholders as of a record date to be established for voting on the proposed transaction. Black Spade also will file other documents regarding the proposed transaction with the SEC. This document does not contain all the information that should be considered concerning the proposed transactions and is not intended to form the basis of any investment decision or any other decision in respect of the transactions. Before making any voting or investment decision, investors and shareholders of Black Spade are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and shareholders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Black Spade through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Black Spade may be obtained free of charge from Black Spade’s website at https://www.blackspadeacquisition.com/ or by written request to Black Spade at Black Spade Acquisition Co, Suite 2902, 29/F, The Centrium, 60 Wyndham Street, Central Hong Kong.

Participants in Solicitation

Black Spade and the Company and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Black Spade’s shareholders in connection with the proposed transaction. Information about Black Spade’s directors and executive officers and their ownership of Black Spade’s securities is set forth in Black Spade’s filings with the SEC, including Black Spade’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 10, 2023. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as described in the preceding paragraph.

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